REVOCABLE WARRANT AGREEMENT

                            NATURAL GAS SYSTEMS, INC.

      THIS REVOCABLE WARRANT AGREEMENT (this "Agreement") is made and entered into as of April 4, 2005, between Natural Gas Systems, Inc., a Nevada corporation (the "Company"), and Robert S. Herlin ("Holder"). Terms not defined herein shall have the meaning defined in the Stock Option Agreement (defined below).

                                 R E C I T A L S

      WHEREAS, the Company proposes to issue to Holder a maximum of TWO HUNDRED EIGHTY SEVEN THOUSAND FIVE HUNDRED (287,500) revocable warrants (the "Revocable Warrants"), each such Revocable Warrant entitling the holder thereof to purchase, under certain conditions, one share of common stock, .001 par value, of the Company (the "Shares" or the "Common Stock");

      WHEREAS, the Revocable Warrants which are the subject of this Agreement will be issued by the Company to Holder in connection with Holder's employment with the Company pursuant to the Employment Agreement ("Employment Agreement") and the Stock Option Agreement ("Stock Option Agreement"), of even date herewith, and attached hereto as EXHIBITS B and C, respectively; and

      WHEREAS, the Revocable Warrants shall be subject to revocation by the Company without any further consideration under the terms and conditions detailed herein.

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

                                A G R E E M E N T

      1. Revocable Warrant Certificates. The warrant certificates to be delivered pursuant to this Agreement (the "REVOCABLE WARRANT CERTIFICATES") shall be in the form set forth in EXHIBIT A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Revocable Warrant Agreement.

      2. Right to Exercise Revocable Warrants. Each Revocable Warrant may be exercised, in whole or in part, after those Revocable Warrants are fully vested and no longer Restricted Warrants (as defined in Section 3 below) until 11:59 P.M. (Eastern Standard Time) on the date that is ten (10) years after the date of this Agreement (the "EXPIRATION DATE"). Each Revocable Warrant not exercised or revoked on or before the Expiration Date shall expire.

      Other than as specified in Section 3 herein, each Revocable Warrant shall entitle its holder to purchase from the Company one share of Common Stock (each an "EXERCISE SHARE") at an exercise price of One Dollar and Eighty Cents ($1.80) per share, subject to adjustment as set forth below ("EXERCISE PRICE").

      The Company shall not be required to issue fractional shares of Common Stock upon the exercise of this Revocable Warrant or to deliver Revocable Warrant Certificates which evidence fractional shares of capital stock. In the event that a fraction of an Exercise Share would, except for the provisions of this paragraph 2, be issuable upon the exercise of this Revocable Warrant, the Company shall pay to the Holder exercising the Revocable Warrant an amount in cash equal to such fraction multiplied by the current market value of the Exercise Share. For purposes of this paragraph 2, the current market value shall be determined as follows:

            (a) if the Shares are traded in the over-the-counter market and not on any national securities exchange and not in the NASDAQ Reporting System, the average of the mean between the last bid and asked prices per share, as reported by the National Quotation Bureau, Inc., or an equivalent generally accepted reporting service, for the last business day prior to the date on which the Revocable Warrant is exercised, or, if not so reported, the average of the closing bid and asked prices for a Share as furnished to the Company by any member of the National Association of Securities Dealers, Inc., selected by the Company and Holder for that purpose.

            (b) if the Shares are listed or traded on a national securities exchange or in the NASDAQ Reporting System, the closing price on the principal national securities exchange on which they are so listed or traded or in the NASDAQ Reporting System, as the case may be, on the last business day prior to the date of the exercise of the Revocable Warrant. The closing price referred to in this Clause (b) shall be the last reported sales price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices on such day, in either case on the national securities exchange on which the Shares are then listed or in the NASDAQ Reporting System; or

            (c) if no such closing price or closing bid and asked prices are available, as determined by the Holder and the Board of Directors of the Company.

      3. Revocation of the Revocable Warrants. Notwithstanding anything to the contrary, all Revocable Warrants granted by the Company to the Holder under this Agreement shall be subject to forfeiture, revocation and cancellation without any further or additional consideration due or owed to Holder as specified herein (the "RIGHT OF REVOCATION").

            (a) Scope of Revocation Right. Until the Revocable Warrants vest in accordance with Subsection (b) below, the Revocable Warrants shall be restricted warrants and not exercisable under Section 2 hereof and shall be subject to the Company's Right of Revocation (the "RESTRICTED WARRANTS"). The Company may exercise its Right of Revocation only during the period of 180 consecutive days commencing on the date the Holder's Service terminates for any reason, including (without limitation) death or disability (the "REVOCATION PERIOD"). The Right of Revocation may be exercised automatically under Subsection (e) below.

            (b) Lapse of Revocation Right. Initially, all Revocable Warrants granted under this Agreement shall be Restricted Warrants subject to the Company's Right of Revocation. The Right of Revocation shall lapse with respect to the first 1/16th of the Revocable Warrants when the Holder completes three months of continuous employment after the date of this Agreement. The Right of Revocation shall lapse with respect to an additional 1/16th of the total Revocable Warrants when the Holder completes each month of continuous employment thereafter.

            (c) Acceleration. In addition to the other conditions set forth in this Agreement, the Company's Right of Revocation with respect to unvested Restricted Warrants shall lapse prior to the vesting period specified in Section 3(b) above at the time or times set forth below:

            (i) If the Company is subject to a Change in Control (as defined in below) before the Holder's employment terminates, the Right of Revocation shall lapse in full if and only if (1) this Revocable Warrant does not remain outstanding following the Change in Control; (2) this Revocable Warrant is not assumed by the surviving corporation or its parent; (3) the surviving corporation or its parent does not substitute an option with substantially the same terms for this Revocable Warrant; OR (iv) the full value of the vested Revocable Warrants under this Agreement is not settled in cash or cash equivalents.

            (ii) If the Right of Revocation has not lapsed pursuant to Paragraph
      (i) above, AND if the Holder is subject to an Involuntary Termination (defined below) within 12 months after the Change in Control, then this Revocable Warrant shall become no longer be subject to a Right of Revocation.

            (iii) If the Right of Revocation has not lapsed pursuant to Paragraph (i) above, AND if the Company is subject to a Change of Control, then fifty percent (50%) of the remaining Restricted Warrants shall no longer be subject to a Right of Revocation, and the remaining Restricted Warrants shall vest at the rate set forth in Section 3(b) above, reduced pro rata by the amount of Restricted Warrants no longer subject to a Right of Revocation pursuant to this Section. All other terms and conditions shall remain unchanged.


            (iv) Definitions:

                  (1) "CHANGE IN CONTROL" shall mean: (A) The  consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not controlling stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of the continuing or surviving entity and any direct or indirect parent corporation of such continuing or surviving entity; OR (B) The sale, transfer or other disposition of all or substantially all of the Company's assets. A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

                  (2) "INVOLUNTARY TERMINATION" shall mean the termination of the Optionee's employment by reason of: (A) The involuntary discharge of the Holder by the Company for reasons other than Cause (as defined in Holder's Employment Agreement with the Company, of even date herewith); or (B) The voluntary resignation of the Holder following a reduction in the Holder's base salary or assigned duties or receipt of notice that the Holder's principal workplace will be relocated more than 30 miles.

                  (d) Escrow. Upon issuance, the certificate(s) for Restricted Warrants shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any additional or exchanged securities or other property described in Section 9 below shall immediately be delivered to the Company to be held in escrow. All ordinary cash dividends on Restricted Warrants (or on other securities held in escrow) shall be paid directly to the Holder and shall not be held in escrow. Restricted Warrants, together with any other assets held in escrow under this Agreement, shall be (i) surrendered to the Company for repurchase upon exercise of the Right of Revocation or (ii) released to the Holder upon his or her request to the extent that the Revocable Warrants have ceased to be Restricted Warrants. In any event, all Revocable Warrants that have ceased to be Restricted Warrants, together with any other vested assets held in escrow under this Agreement, shall be released within 10 days after the termination of the Holder's employment.

                  (e) Exercise of Revocation Right. The Company shall be deemed to have exercised its Right of Revocation automatically for all Restricted

Warrants as of the commencement of the Revocation Period, unless the Company during the Revocation Period notifies the holder of the Restricted Warrants pursuant to Section 12 that it will not exercise its Right of Revocation for some or all of the Restricted Warrants. The certificate(s) representing the Restricted Warrants being repurchased shall be delivered to the Company properly endorsed for transfer.

                  (e) Termination of Rights as Stockholder. If the Right of Revocation is exercised in accordance with this Section 3, then the Holder shall no longer have any rights as a holder of the Restricted Warrants. Such Restricted Warrants shall be deemed to have been revoked pursuant to this
Section 3, whether or not the certificate(s) for such Restricted Warrants have been delivered to the Company.

                  (f) Transfer of Warrants. The Holder shall not transfer, assign, encumber or otherwise dispose of any Restricted Warrants without the Company's written consent, except as provided in the following sentence. The Revocable Warrants granted hereby shall not be transferable except by will or the laws of descent and distribution. During the lifetime of the Holder, the Revocable Warrant may be exercised only by the Holder, the guardian or legal representative of the Holder.


      4. Mutilated or Missing Revocable Warrant Certificates. In case any of the Revocable Warrant Certificates shall be mutilated, lost, stolen or destroyed prior to the Expiration Date, the Company shall issue and deliver, in exchange and substitution for and upon cancellation of the mutilated Revocable Warrant
Certificate, or in lieu of and in substitution for the Revocable Warrant Certificate lost, stolen or destroyed, a new Revocable Warrant Certificate of like tenor and representing an equivalent right or interest.

      5. Reservation of Shares. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Shares or its authorized and issued Shares held in its treasury for the purpose of enabling it to satisfy its obligation to issue Exercise Shares upon exercise of Revocable Warrants, the full number of Exercise Shares deliverable upon the exercise of all outstanding Revocable Warrants.

      The Company  covenants  that all Exercise  Shares which may be issued upon
exercise  of  Revocable  Warrants  will  be  validly  issued,   fully  paid  and
non-assessable outstanding Shares of the Company.

      6. Rights of Holder. The Holder shall not, by virtue of anything contained in this Revocable Warrant Agreement or otherwise, prior to exercise of this Revocable Warrant, be entitled to any right whatsoever, either in law or equity, of a stockholder of the Company, including without limitation, the right to receive dividends or to vote or to consent or to receive notice as a stockholder in respect of the meetings of stockholders or the election of directors of the Company of any other matter.

      7. Investment Intent; Accredited Investor. Holder represents and warrants to the Company that Holder is acquiring the Revocable Warrants for investment purposes and with no present intention of distributing or reselling any of the Revocable Warrants. Holder represents that it is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "Act").

      8. Certificates to Bear Legend. The Revocable Warrants and the certificate or certificates therefore shall bear the following legend by which each holder shall be bound:

      "THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED. THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE SUBJECT TO TRANSFER RESTRICTIONS, VESTING AND REVOCATION UNDER THE TERMS OF THE REVOCABLE WARRANT AGREEMENT, DATED APRIL 1, 2005"

                  The Exercise Shares and the certificate or certificates evidencing any such Exercise Shares shall bear the following legend:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE."

      Certificates for Revocable Warrants or Exercise Shares, as the case may be, without such legend shall be issued if such Revocable Warrants or Exercise Shares are sold pursuant to an effective registration statement under the Act or if the Company has received an opinion from counsel reasonably satisfactory to counsel for the Company that such legend is no longer required under the Act.

      9. Adjustment of Number of Shares and Class of Capital Stock Purchasable. The number of Exercise Shares and class of capital stock purchasable under this Revocable Warrant are subject to adjustment from time to time as set forth in this Section 9.

      (a)   Adjustment for Change in Capital Stock. If the Company:

            (i) pays a dividend or makes a distribution on its Common Stock, in each case, in shares of its Common Stock;

            (ii) subdivides its outstanding shares of Common Stock into a greater number of shares;

            (iii) combines its outstanding shares of Common Stock into a smaller number of shares; or

            (iv) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock then the number and classes of Exercise Shares purchasable upon exercise of each Revocable Warrant in effect immediately prior to such action shall be adjusted so that the holder of any Revocable Warrant thereafter exercised may receive the number and classes of shares of capital stock of the Company which such holder would have owned immediately following such action if such holder had exercised the Revocable Warrant immediately prior to such action.

                  For a dividend or distribution the adjustment shall become effective immediately after the record date for the dividend or distribution. For a subdivision, combination or reclassification, the adjustment shall become effective immediately after the effective date of the subdivision, combination or reclassification.

                  If after an adjustment the holder of a Revocable Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company shall in good faith determine the allocation of the adjusted Exercise Price between or among the classes of capital stock. After such allocation, that portion of the Exercise Price applicable to each share of each such class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to the Exercise Shares in this Agreement.

                  (b) Consolidation, Merger or Sale of the Company. If the Company is a party to a consolidation, merger, transfer of assets or any other business combination which reclassifies or changes its outstanding Common Stock, the successor corporation (or corporation controlling the successor corporation or the Company, as the case may be) shall by operation of law assume the Company's obligations under this Agreement. Upon consummation of such transaction, the Revocable Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Revocable Warrant would have owned immediately after the consolidation, merger, transfer or business combination if the holder had exercised the vested amount of the Revocable Warrant immediately before the effective date of such transaction. The Company shall arrange for the person or entity obligated to issue securities or deliver cash or other assets upon exercise of the Revocable Warrant to, concurrently with the consummation of such transaction, assume the Company's obligations hereunder by executing an instrument so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 9. The provisions of this Section 9(b) shall similarly apply to successive reclassifications, reorganizations, consolidations, mergers or other business combinations.

      10. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or Holder shall bind and inure to the benefit of their respective successor and assigns hereunder.

      11. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all proposes be deemed to be an original, and such counterparts shall together constitute by one and the same instrument.

      12. Notices. All notices or other communications under this Agreement shall be in writing and shall be deemed to have been given if delivered by hand or mailed by certified mail, postage prepaid, return receipt requested, addressed as follows: if to the Company: Natural Gas Systems, Inc., Two Memorial City Plaza, 820 Gessner, Suite 1340. Houston, TX 77024 , Attention: Legal Counsel, and to the Holder: at the address of the Holder appearing on the books of the Company or the Company's transfer agent, if any.

      Either the Company or the Holder may from time to time change the address to which notices to it are to be mailed hereunder by notice in accordance with the provisions of this Paragraph 12.

      13. Supplements and Amendments. The Company may from time to time supplement or amend this Agreement without the approval of the Holder in order to cure any ambiguity or to be correct or supplement any provision contained herein which may be defective or inconsistent with any other provision, or to make any other provisions in regard to matters or questions herein arising hereunder which the Company may deem necessary or desirable and which shall not materially adversely affect the interest of the Holder. Except as set forth in the immediately preceding sentence, this Agreement may not be amended without the prior written consent of the Holder.

      14. Severability. If for any reason any provision, paragraph or term of this Agreement is held to be invalid or unenforceable, all other valid provisions herein shall remain in full force and effect and all terms, provisions and paragraphs of this Agreement shall be deemed to be severable.

      15. Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of Nevada and for all purposes shall be governed and construed in accordance with the laws of said State.

      16. Headings. Paragraphs and subparagraph headings, used herein are included herein for convenience of reference only and shall not affect the construction of this Agreement nor constitute a part of this Agreement for any other purpose.

      17. Taxes. The acquisition of the Revocable Warrants (and common stock issuable thereunder) may result in adverse tax consequences to the Holder. The Holder understands that he may suffer adverse tax consequences as a result of his acquisition or disposition of the Revocable Warrants (and common stock issuable thereunder). Holder represents that he has consulted any tax consultants Holder deems advisable in connection with the acquisition or disposition of the Revocable Warrants (and common stock issuable thereunder) and that Holder is not relying on the Company for any tax advice. Acquisitions or dispositions of cash or equity made under this Agreement may be subject to reduction to reflect taxes or other charges required to be withheld by law.

      18. Registration Rights. Upon exercise of this Revocable Warrant , the Holder shall have and be entitled to exercise, together with all other holders of registrable securities possessing "piggy back" registration rights under that certain Registration Rights Agreement, of even date herewith and attached hereto as EXHIBIT D, between the Company and the parties who have executed the counterpart signature pages thereto or are otherwise bound thereby (the "Registration Rights Agreement"), the rights of registration granted under the Registration Rights Agreement (with respect to the Shares of Common Stock issuable upon exercise of this Revocable Warrant ). By its receipt of this Revocable Warrant , Holder agrees to be bound by the Registration Rights Agreement. Notwithstanding the foregoing, however, the Company, at its sole discretion, may elect to cancel the registration rights agreement and register the Exercise Shares, upon exercise of this Revocable Warrant, under Form S-8.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the date and year first above written.

 COMPANY                                       HOLDER:
 NATURAL GAS SYSTEMS, INC.                     ROBERT S. HERLIN


 By: _________________________________         By: __________________________
 Name: Robert S. Herlin, CEO

                                    EXHIBIT A


THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                                    REVOCABLE WARRANT TO PURCHASE SHARES
                                    OF COMMON STOCK OF NATURAL GAS SYSTEMS, INC


Initial Number of Shares:         287,500
Exercise Price:                   $1.80 per share
Date of Grant:                    April 1, 2005
Expiration Date:                  April 1, 2015

THIS CERTIFIES THAT, Robert S. Herlin ("Holder") is entitled to purchase the above number (as adjusted pursuant to Section 4 hereof) of fully paid and non-assessable shares of the Common Stock (the "Shares") of Natural Gas Systems, Inc., a Nevada corporation (the "Company), having an Exercise Price as set forth above, subject to the provisions and upon the terms and conditions set forth herein and in the Revocable Warrant Agreement dated April 1, 2005 ("Revocable Warrant Agreement"). The exercise price, as adjusted from time to time as provided herein, is referred to as the "Exercise Price."

NOTWITHSTANDING ANYTING TO THE CONTRARY, THIS REVOCABLE WARRANT IS SUBJECT TO VESTING AND REVOCATION WITHOUT CONSIDERATION BY THE COMPANY UNDER CERTAIN CONDITIONS DEFINED IN THE REVOCABLE WARRANT AGREEMENT.

      1. Term. Subject to the revocation provisions of of the Revocable Warrant Agreement, the purchase right represented by this Revocable Warrant is exercisable, in whole or in part, at any time commencing on the April 1, 2005 and ending on the Expiration Date, after which time the Revocable Warrant shall be void.

      2. Method of Exercise; Payment; Issuance of New Revocable Warrant. Subject to Section 1 hereof, the right to purchase Shares represented by this Revocable Warrant may be exercised by Holder, in whole or in part, for the total number of Shares remaining available for exercise by the surrender of this Revocable Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and by the payment to the Company, by check made payable to the Company drawn on a United States bank and for United States funds, or by delivery to the Company of evidence of cancellation of indebtedness of the Company to such Holder, of an amount equal to the then applicable Exercise Price per share multiplied by the number of Shares then being purchased or by net exercise pursuant to Section 6 hereof. In the event of any exercise of the purchase right represented by this Revocable Warrant, certificates for the Shares so purchased shall be promptly delivered to Holder and, unless this Revocable Warrant has been fully exercised or has expired, a new Revocable Warrant representing the portion of the Shares, if any, with respect to which this Revocable Warrant shall not then have been exercised shall also be promptly delivered to Holder.

      3. Exercise Price. The Exercise Price at which this Revocable Warrant may be exercised shall be the Exercise Price, as adjusted from time to time pursuant to Section 4 hereof.

      4. Adjustment of Number of Shares. The number of shares and/or class of capital stock purchasable upon exercise of this Revocable Warrant are subject to adjustment as provided in Section 9 of the Revocable Warrant Agreement.

      5. Transferability and Negotiability of Revocable Warrant. This Revocable Warrant may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if reasonably requested by the Company). Further, the Holder shall not transfer, assign, encumber or otherwise dispose of any Restricted Warrants without the Company's written consent, except as provided in the following sentence. The Revocable Warrants granted hereby shall not be transferable except by will or the laws of descent and distribution. During the lifetime of the Holder, the Revocable Warrant may be exercised only by the Holder, the guardian or legal representative of the Holder.

      6. Net Exercise. In lieu of exercising this Revocable Warrant for cash, the Holder may elect to exchange this Revocable Warrant for Shares equal to the value of this Revocable Warrant by surrender of this Revocable Warrant, together with notice of such election, at the principal office of the Company, in which event the Company shall issue to the holder a number of Shares computed using the following formula:

                                                                 X = Y (A-B)
                                                                      A
         Where:

                X= the number of Shares to be issued to the holder.
                Y= the number of Shares to be purchased under this
                   Revocable Warrant.
                A= value per share of one Share determined in accordance
                   with Section 2 of the Revocable Warrant Agreement.
                B= the Exercise Price (as adjusted).

      7. Miscellaneous. The Company covenants that it will at all times reserve and keep available, solely for the purpose of issue upon the exercise hereof, a sufficient number of Shares to permit the exercise hereof in full. Such Shares, when issued in compliance with the provisions of this Revocable Warrant and the Company's Certificate of Incorporation, will be duly authorized, validly issued, fully paid and non-assessable. No Holder of this Revocable Warrant, as such, shall, prior to the exercise of this Revocable Warrant, be entitled to vote or receive dividends or be deemed to be a stockholder of the Company for any purpose, nor shall anything contained in this Revocable Warrant be construed to confer upon Holder, as such, any rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive dividends or subscription rights, or otherwise. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Revocable Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Revocable Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Revocable Warrant of like date and tenor. The terms and provisions of this Revocable Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder hereof and their respective successors and assigns. This Revocable Warrant shall be governed by and construed under the laws of the State of Nevada.

      IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date and year first written above.

Holder:                                Company:
________________________________       Natural Gas Systems, a Nevada Corporation


By: _____________________________      By: _____________________________
Robert S. Herlin                       Laird Q. Cagan, Chairman

                               NOTICE OF EXERCISE

TO:     NATURAL GAS SYSTEMS, INC.


      1. The undersigned hereby elects to purchase _________ shares of the Common Stock of NATURAL GAS SYSTEMS, INC. pursuant to the terms of the attached Revocable Warrant, and tenders herewith payment of the purchase price of such shares in full, together with all applicable transfer taxes, if any.

      2. The undersigned hereby elects to purchase __________ shares of the Common Stock of NATURAL GAS SYSTEMS, INC. pursuant to the terms of the attached Revocable Warrant on a net exercise basis in accordance with Section 6.

      3. Please issue a certificate or certificates representing said shares of the Common Stock in the name of the undersigned or in such other name as is specified below:




                                    Name:_______________________________

                                    Tax ID:___________________


                                    Address:____________________________

                                              --------------------------

                                              --------------------------

                                              --------------------------

                                              --------------------------





                                    Signed:_____________________________




                                    Date:___________________